UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06563

CALVERT WORLD VALUES FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2004


Item 1.  Report to Stockholders.

Calvert

Investments that make a difference(R)

March 31, 2004

Semi-Annual Report

Calvert World Values

International Equity Fund

Table of Contents

President's Letter

1

Social Update

3

Portfolio Management Discussion

4

Schedule of Investments

8

Statement of Assets and Liabilities

17

Statement of Operations

18

Statements of Changes in Net Assets

19

Notes to Financial Statements

21

Financial Highlights

26

Explanation of Financial Tables

30

Proxy Voting Disclosure

31

Dear Shareholders:

The past year has seen a resurgence of returns across nearly all categories of investment, with the S&P 500 showing a 14.07% gain for the six months ending March 31st and the Lehman U.S. Credit Index up a solid, though less dramatic, 3.78% over the same period.

While we at Calvert celebrate these very strong returns, we caution investors against becoming too caught up in short-term market movements.  Now, as at any time, prudent investors should work with their financial advisors to develop a sound asset allocation and investment strategy and stick to it, rebalancing as necessary to reach their targets.

Calvert continued this year to strive toward its dual goals of superior investment results and positive social impact.  On the investment side, we are very pleased that several Calvert funds recently have been recognized by the industry for their excellence.  Daniel Boone III, the manager of our largest stock fund, the Calvert Social Investment Fund Equity Portfolio, won the "Excellence in Fund Management Award" from Standard & Poor's. As a result, BusinessWeek magazine included Boone among their "Best Fund Managers of 2004."1 In addition, CSIF Bond Portfolio managed by Calvert Asset Management Company's fixed-income team, led by Greg Habeeb, won the 2004 Lipper Fund Award in the Corporate Debt A Rated category.2 And we're proud that John Montgomery, manager of Calvert Large Cap Growth Fund, was named one of the best stock pickers of 2003 by Morningstar. 3  In addition, the Calvert Large Cap Growth Fund was named to the USA Today "All Star Mutual Fund Team." 4

We also maintain our commitment to an industry-leading standard for corporate responsibility. This year, for instance, Calvert commissioned an investor confidence survey to gauge investor confidence of corporate integrity and investor perceptions of the tie between corporate responsibility, risk reduction, and long-term returns.  The survey found that investors are, indeed, concerned about the issues uncovered at Enron and WorldCom, as well as within the mutual fund industry, and believe that their investments should be directed toward companies with sound corporate governance and reporting procedures. In addition, we launched a company-wide initiative, Corporate Responsibility Matters, which outlines five pillars of corporate responsibility and includes action steps for companies, investors and financial professionals.

We believe that investors should enjoy positive investment returns as a result of responsible corporate management.  Therefore, Calvert will continue to focus on both its objectives -- investment excellence and corporate responsibility with positive environmental and social impact -- as we go forward.  Thank you for your continued business, and we look forward to serving you in the year ahead.

Sincerely,

/s/ Barbara J. Krumsiek

President and CEO

Calvert Group, Ltd.

April 2004

1 BusinessWeek magazine, March 22, 2004. BusinessWeek evaluated funds for the best risk-adjusted total returns over the past five years.  BusinessWeek considered funds open to new investors that had at least $100 million in assets, a minimum investment of no more than $26,000, and a fund manager at the helm of the portfolio for at least five years.  S&P evaluated each fund's one-, three-, and five-year performance against its peer group.  S&P also evaluated expenses, turnover, portfolio composition, investment style, and consistency.

2 The Lipper award was for CSIF Bond Portfolio Class I shares and was based on the fund in each Lipper classification that achieved the highest Consistent Return scores. The Portfolio is in the Lipper A-Rated Corporate Debt Funds category. A fund's Consistent Return score evaluates its risk-adjusted returns, adjusted for volatility, relative to peers, for the overall period ended December 31, 2003.  The fund was chosen from among 149 funds.  Lipper Fund Awards are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

3 Nominees for Stock Fund Manager of the Year, December 11, 2003, Morningstar.

4 USA Today, "Fund Manager All Star Mutual Fund Team," February 26, 2004.

Past performance is no guarantee of future results. The investment return and principal value of an investor's shares, when redeemed, may be worth more or less than their original cost. For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com for current month-end fund and performance information.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update

from the Calvert Social Research Department

Shareholder Activism

Through shareholder activism, Calvert seeks to move companies already operating at higher levels of corporate, environmental, and social responsibility than their industry peers to even higher levels of corporate excellence. We continue our activism from last year's record-setting season, with corporate disclosure and board diversity our current focus.

Inroads on Corporate Disclosure

Negative environmental impact and product failure can cause a company to falter, collapse, or even declare bankruptcy. With information in advance of potential problems, investors can steer clear of companies in social/environmental peril, just as they can avoid investment in financially compromised firms. Fourteen of our 33 recent shareholder resolutions asked companies for sustainability reports based on Global Reporting Initiative guidelines, the standard for social and environmental reporting. We're delighted to report that we have been able to withdraw half of these resolutions because the companies agreed to report corporate, environmental, and social, in addition to financial, performance.

Board Diversity Successes

Currently, more than 88% of board members of the Russell 3000 companies come from a demographic group that accounts for just 25% of the U.S. population. With growing evidence that more diverse corporate boards are associated with better financial performance, we proudly continue into our second season of shareholder resolutions for board diversity. Of 10 resolutions filed, we have successfully withdrawn five because the companies agreed to adopt our model diversity charter, endorsed by the National Association of State Treasurers.

"Corporate Responsibility Matters"

You may be aware that in the last quarter of 2003, we launched the Corporate Responsibility Matters campaign with a special Web-based report to raise public awareness of how investors, financial advisors, and retirement plan sponsors can help work to promote healthy companies, strong markets, and sound investments. The campaign is just another example of Calvert's leadership in our industry -- and of how our company has always done business.

Portfolio Management Discussion

Thomas Hancock

of Grantham, Mayo, Van Otterloo

Performance

Calvert World Values International Equity Fund Class A shares returned 17.94% in the six-month period ended March 31, 2004. The Fund's benchmark, the MSCI EAFE Index, returned 22.27%.

Investment Climate

This was a strong period for global equities, particularly during the fourth quarter of 2003 and early January 2004. The market rally that started in March 2003 continued in full force, led by cyclicals, smaller-capitalization stocks, emerging markets, value stocks, and generally lower-quality companies. Toward the end of the period, momentum slowed with increasing concerns about valuations and, within Europe, relatively weak economies and the impact of the train bombing in Madrid.

The MSCI EAFE Index, which returned 22.27% in U.S. dollars, was well ahead of the U.S. market as measured by the S&P 500 Index, which returned 14.07%. The driving factor behind international equity outperformance was currency appreciation against the dollar. When stock prices are measured in their local currencies, the EAFE index gained only 13.7%. The appreciation of foreign currencies against the dollar made up the difference.

Portfolio Statistics

March 31, 2004

Investment Performance

(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/04	3/31/04
Class A	17.94%	46.67%
Class B	17.22%	44.87%
Class C	17.47%	45.38%
Class I	18.45%	47.93%
MSCI EAFE Index GD	22.27%	58.15%
Lipper International Funds Avg	20.77%	53.63%

Ten Largest Stock Holdings

% of Net Assets
ING Groep NV	2.1%
Barclays plc	2.0%
Next Group plc	1.8%
Aviva plc	1.7%
Telefonaktiebolaget LM Ericsson	1.7%
Acom Co. Ltd	1.6%
Kobe Steel Ltd	1.5%
Mizuho Financial Group, Inc.	1.5%
DaiiChi Pharmaceutical Co. Ltd	1.5%
Scottish & Southern Energy plc	1.4%
Total	16.8%

Asset Allocation

Stocks	94%
Bonds & Notes	2%
Cash & Cash Equivalents	4%
100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

GD represents gross dividends.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics

March 31, 2004

Average Annual Total Returns

(with max. load)

Class A Shares
One year	39.74%
Five year	(2.30%)
Ten year	3.00%

Class B Shares
One year	39.87%
Five year	(2.81%)
Since inception	(2.01%)
(4/1/98)

Class C Shares
One year	44.38%
Five year	(2.32%)
Ten year	2.44%

Class I Shares
One year	47.93%
Five year	(0.49%)
Since inception	0.23%
(3/1/99)

Within developed markets, Japanese equities were relatively strong, particularly toward the end of the period, as investors started to show some faith in the government's management of the economy. But emerging markets were the stars. The S&P/IFC Investable Index of emerging markets returned 29.7% over the period and 85.4% over the 12-month period ended March 31, 2004. The emergence of China, improved conditions in Latin America, and general political and economic stability have all helped raise these markets from the cheap valuation levels at which they had been trading.

Sector performance was relatively narrow over the period. Cyclicals generally did well, with Technology, Industrial, and Material stocks all outperforming, along with Financials. It was not, however, a clean sweep for cyclicals, as more defensive Utility stocks also did well. Energy stocks delivered a mixed performance and underperformed in aggregate. The traditionally high-quality defensive sectors of Pharmaceuticals and Consumer Staples lagged most dramatically.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum  front-end sales charge of 4.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Fund effective March 2002. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Strategy

Country allocation was positive relative to the benchmark, due largely to the Fund's exposure to emerging markets. In particular, allocations to Korea, Indonesia, and Argentina helped boost returns.  Developed markets were less successful, with an overweighting in the German market hurting returns. Two of the more attractive smaller markets, Austria and Norway, helped the portfolio.

Most of the underperformance against the benchmark came from individual security selection.  The largest negative impact, costing the Fund -1.4%, was the holding in Italian dairy company, Parmalat. Parmalat surprised investors in November by suffering cash flow difficulties despite reportedly large amounts of cash on its balance sheet. The company then shocked investors and regulators in December with revelations of massive, long-standing fraud that led to the bankruptcy of the company and the arrest of several officers at both the firm and its former auditor, Grant Thornton. When the first wave of bad news hit in November, your portfolio management team evaluated the position and chose not to liquidate based on the view -- obviously incorrect in hindsight -- that the markets had over-reacted to the liquidity concerns. While there appeared to be only a short-term liquidity crunch, our feeling was that the company would be able to get intermediate financing, that the long-term business was real and solid, and that because investors could be expected to over-react, trying to sell the position during a rush of selling would be unwise. When the scope of the fraud was revealed, the stock had ceased trading.

Other less successful picks included UK Industrial, Invensys, Volkswagen, and Singaporean tech stock ST Assembly. The Fund benefited from some of its positions in Japanese financials, most significantly Mizuho Financial, which nearly doubled in value over the period. Acom and UFJ also performed strongly, as did Nortel Networks and UK housing company Barratt Developments.

Currency allocation was also negative, partly due to residual holdings in the U.S. dollar through small cash positions. While the portfolio is generally fully invested in foreign currencies, the negative impact of these holdings was close to 0.25% over the period. The portfolio also suffered from a tilt away from the UK pound toward cheaper currencies and from exposure -- through equity holdings -- to emerging markets currencies that did not gain as strongly against the dollar as did major market currencies.

Portfolio Statistics

Country Allocation
	% of Equity Securities
	3/31/04	9/30/03
Argentina	0.3%	0.5%
Australia	3.8%	3.7%
Austria	1.3%	1.3%
Belgium	4.2%	1.7%
Brazil	1.1%	1.4%
Canada	0.8%	2.1%
Chile	0.1%	0.1%
Czech Republic	0.1%	0.2%
Finland	0.5%	1.4%
France	3.1%	7.0%
Germany	8.8%	5.0%
Greece	1.4%	0.9%
Hong Kong	0.7%	0.6%
Hungary	0.2%	0.3%
India	0.7%	1.1%
Indonesia	0.6%	0.6%
Ireland	--	2.0%
Israel	0.3%	0.5%
Italy	1.4%	3.8%
Japan	23.7%	21.8%
Mexico	0.7%	0.8%
Netherlands	6.2%	3.8%
Norway	1.3%	1.5%
Philippines	0.2%	0.2%
Poland	0.3%	0.2%
Russia	0.2%	0.3%
Singapore	1.5%	1.3%
South Africa	1.4%	1.3%
South Korea	1.0%	1.1%
Spain	2.7%	3.1%
Sweden	1.9%	0.9%
Switzerland	3.6%	2.9%
Taiwan	0.7%	0.9%
Thailand	0.6%	0.8%
Turkey	0.3%	0.2%
United Kingdom	23.0%	22.9%
United States	1.3%	1.8%
	100%	100%

Outlook

As more cyclical stocks and those of lower quality continue upward to higher valuation levels, the risks associated with their sectors increase as well. Should Japan and Europe recover, those sectors will continue to do well, but if the economies lose momentum, the results could be painful. A year ago, when valuations for cyclicals were attractive, this was a risk that was worth taking. Today, however, a number of more defensive, higher-quality stocks with histories of strong growth are available at reasonable prices or even at a discount to the broad market. It is dangerous to fight the momentum in the market, but we expect a more defensive tilt to become appealing as the year progresses. Generally, international stocks enjoy the benefit of a valuation discount to the U.S. market, so we view diversification overseas as likely to both enhance return and reduce risk. Currency appreciation is not likely to be the benefit it was in 2003, but the size of the U.S. current-account deficit suggests that over the long term, foreign currencies are likely to gain against the dollar.

April 2004

Past performance is no guarantee of future results. The investment return and principal value of an investor's shares, when redeemed, may be worth more or less than their original cost. For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com for current month-end fund and performance information.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Schedule of Investments

March 31, 2004

Equity Securities - 88.6%	Shares	Value
Argentina - 0.3%
Grupo Financiero Galicia SA (ADR) (Class B)*	60,000	$510,000
Telecom Argentina SA (ADR) (Class B)*	31,800	338,670
		848,670

Australia - 3.4%
Australia and New Zealand Banking Group Ltd	136,705	1,977,251
Macquarie Bank Ltd	54,108	1,477,690
National Australia Bank Ltd	143,044	3,382,754
Telstra Corp. Ltd	668,781	2,316,215
		9,153,910

Austria - 1.2%
Erste Bank der oesterreichischen Sparkassen AG	8,284	1,240,303
Mayr-Melnhof Karton AG	15,714	1,973,174
		3,213,477

Belgium - 3.7%
Dexia	197,698	3,433,877
Fortis SA/NV	151,684	3,225,717
UCB SA	87,960	3,381,064
		10,040,658

Brazil - 0.9%
Banco Itau Holding Financiera SA (ADR)	11,300	528,501
Gerdau SA (ADR)	30,020	699,466
Tele Centro Oeste Celular Participacoes SA (ADR)	43,500	499,815
Tele Norte Leste Participacoes (ADR)	27,900	362,142
Unibanco - Uniao de Bancos Brasileiros SA (GDR)	18,800	460,036
		2,549,960

Canada - 0.8%
Nortel Networks Corp.	349,700	2,057,922

Chile - 0.0%
Cia de Telecomunicaciones de Chile SA (ADR)	11,700	143,910

Czech Republic - 0.1%
Ceske Radiokomunikace AS (GDR)	16,800	308,502

Finland - 0.5%
TietoEnator Oyj	42,880	1,306,687

France - 2.8%
BNP Paribas SA	32,688	1,998,238
France Telecom SA*	125,046	3,200,301
Havas SA	289,183	1,546,330
Societe Generale Groupe	8,588	733,698
		7,478,567

Equity Securities - Cont'd	Shares	Value
Germany - 7.8%
Continental AG	47,459	$1,868,014
Deutsche Bank AG	32,813	2,728,689
Deutsche Post AG	97,749	2,186,875
Deutsche Telekom AG*	158,076	2,840,885
METRO AG	36,175	1,549,270
SAP AG	20,784	3,286,845
Schering AG*	33,752	1,597,767
Volkswagen AG:
Ordinary	62,506	2,730,734
Non-Voting Preferred	80,883	2,391,182
		21,180,261

Greece - 1.2%
National Bank of Greece SA	124,096	3,294,973

Hong Kong - 0.6%
Bank of East Asia Ltd	585,800	1,770,322

Hungary - 0.2%
OTP Bank Rt (GDR)*	12,300	464,325

India - 0.7%
Bajaj Auto Ltd (GDR)	13,575	319,013
GAIL India Ltd. (GDR)	10,900	325,365
ICICI Bank Ltd (ADR)	27,780	443,091
Ranbaxy Laboratories Ltd (GDR)	9,600	218,880
Satyam Computer Services Ltd (ADR)	13,500	277,020
State Bank of India Ltd (GDR)	5,089	198,471
		1,781,840

Indonesia - 0.5%
PT Bank Mandiri Tbk	1,860,000	304,081
PT Indonesian Satellite Corp. Tbk*	1,390,000	624,920
PT Unilever Indonesia Tbk	1,211,000	502,020
		1,431,021

Israel - 0.2%
Check Point Software Technologies Ltd*	10,400	236,808
Teva Pharmaceutical Industries Ltd (ADR)	6,200	393,142
		629,950

Italy - 1.2%
Enel SpA	403,263	3,261,779
Parmalat Finanziaria SpA (b)	883,096	10,856
		3,272,635

Japan - 21.0%
Acom Co. Ltd	59,982	4,375,517
Canon, Inc.	46,000	2,379,805
Daiichi Pharmaceutical Co. Ltd	205,000	3,974,660
Eisai Co, Ltd.	49,000	1,326,295
Furukawa Electric Co. Ltd	868,000	3,374,190
Kao Corp.	63,000	1,439,171

Equity Securities - Cont'd	Shares	Value
Japan - Cont'd
Kawasaki Kisen Kaisha Ltd	439,000	$2,275,376
KDDI Corp.	323	1,819,849
Kobe Steel Ltd	2,616,000	3,992,360
Mazda Motor Corp.	714,067	2,378,281
Mitsui OSK Lines Ltd	357,000	1,836,656
Mizuho Finanical Group, Inc.	927	3,986,140
Nippon Express Co. Ltd	246,000	1,525,325
Nitto Denko Corp.	42,500	2,333,349
Osaka Gas Co.,Ltd	465,000	1,388,060
Sharp Corp.	112,000	1,998,445
Sony Corp.	47,900	2,004,550
Takefuji Corp.	41,870	2,913,639
TDK Corp.	27,500	2,098,431
Terumo Corp.	110,300	2,392,648
Tokyo Electron Ltd	26,600	1,774,440
Toyota Motor Corp.	53,600	1,996,141
UFJ Holdings, Inc.*	324	2,058,722
Yamanouchi Pharmaceutical Co. Ltd	37,900	1,302,318
		56,944,368

Mexico - 0.7%
America Movil, SA de CV (ADR)	17,100	660,915
Cemex, SA de CV (ADR)	17,600	524,832
Empresas ESM, SA de CV (a)(b)(i)*	2,989	50,000
Telefonos de Mexico, SA de CV (ADR)	15,900	555,069
		1,790,816

Netherlands - 5.5%
Aegon NV	161,624	2,066,234
ASML Holding NV*	84,511	1,548,928
Buhrmann NV*	248,280	2,243,207
ING Groep NV	262,844	5,777,047
Philips Electronics NV	113,491	3,282,643
		14,918,059

Norway - 1.2%
DNB NOR ASA	487,430	3,197,800

Philippines - 0.1%
First Philippine Holding Corp.*	203,000	73,178
Globe Telecom, Inc.	23,001	335,751
		408,929

Poland - 0.2%
Bank Pekao SA (GDR)	11,000	369,380
Telekomunikacja Polska SA (GDR)	74,500	300,235
		669,615

Russia - 0.2%
VimpelCom (ADR)*	4,200	436,758

Equity Securities - Cont'd	Shares	Value
Singapore - 1.3%
Chartered Semiconductor Manufacturing Ltd*	1,721,000	$1,624,167
Haw Par Corp. Ltd	49,006	143,429
Overseas-Chinese Banking Corp., Ltd	259,000	1,902,819
		3,670,415

South Africa - 1.2%
Alexander Forbes Ltd	154,800	250,291
Bidbee Ltd*	7,614	46,527
BIDVest Group Ltd.:
Common	46,085	379,872
Warrants* (strike price 6,000 ZAR/share, expires 12/8/06)	3,045	3,041
Community Growth Fund	894,098	437,021
Investec Ltd	19,387	385,988
Nedcor Ltd	37,323	378,052
Old Mutual plc.	175,000	324,285
Pick 'n Pay Holdings Ltd	61,200	81,005
Pick'n Pay Stores Ltd	82,600	235,682
Tiger Brands Ltd	21,000	286,280
VenFin Ltd	149,600	497,758
		3,305,802

South Korea - 0.9%
Kookmin Bank (ADR)*	21,100	853,706
KT Corp. (ADR)	40,991	780,468
SK Telecom Co. Ltd (ADR)	38,019	809,805
		2,443,979

Spain - 2.4%
Banco Santander Central Hispano, SA	148,801	1,618,786
Gas Natural SDG, SA	110,949	2,767,233
Telefonica SA*	134,249	2,031,465
		6,417,484

Sweden - 1.7%
Telefonaktiebolaget LM Ericsson*	1,626,000	4,502,305

Switzerland - 3.2%
Credit Suisse Group	88,809	3,076,516
Swisscom AG	10,542	3,460,621
Zurich Financial Services Group AG*	13,696	2,158,829
		8,695,966

Taiwan - 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)*	85,284	890,365
United Microelectronics Corp. (ADR)*	135,666	705,463
		1,595,828

Equity Securities - Cont'd	Shares	Value
Thailand - 0.5%
Bangkok Bank PCL*	103,300	$240,845
Charoen Pokphand Foods PCL:
Common	413,000	66,299
Non-Voting Depository Receipt	1,529,000	245,450
Electricity Generating PCL:
Common	161,700	284,299
Non-Voting Depository Receipt	5,000	8,536
Kiatnakin Finance PCL	97,000	101,338
Land and Houses PCL	738,900	218,403
National Finance PCL	636,500	248,145
		1,413,315

Turkey - 0.3%
Turkcell Iletisim Hizmet AS (ADR)*	20,900	747,175

United Kingdom - 20.4%
Abbey National plc	196,484	1,645,368
Aviva plc	484,458	4,707,761
AWG plc*	218,755	2,210,318
Barclays plc	599,857	5,290,956
Barratt Developments plc	294,193	3,367,806
Boots Group plc	303,939	3,465,390
BT Group plc	673,198	2,193,009
Dixons Group plc	1,001,697	2,839,105
GlaxoSmithKline plc	137,274	2,698,260
HSBC Holdings plc	126,422	1,882,329
Invensys plc*	9,849,051	3,534,706
ITV plc	813,696	1,995,509
Next Group plc	189,932	4,998,716
Northern Foods plc	401,156	1,188,676
Royal & Sun Alliance Insurance Group plc	1,057,667	1,596,199
Scottish & Southern Energy plc	292,941	3,706,613
Scottish Power plc	445,559	3,122,263
United Utilities plc	251,469	2,402,017
Vodafone Group plc	1,022,440	2,422,754
		55,267,755

United States - 1.1%
Distributed Energy Systems Corp.:
Common Stock*	444,861	1,476,939
Warrants (strike price $2.80/share, expires 12/17/06)*	23,587	12,265
Contingent Deferred Distribution:
Cash Tranche 1 (b)(i)*	89,169	69,607
Cash Tranche 2 (b)(i)*	44,584	33,259
Stock Tranche 1 (b)(i)*	12,485	30,135
Stock Tranche 2 (b)(i)*	6,242	13,029
Escrowed:
Stock Lockup (b)(i)*	79,589	257,868
Warrant Lockup Tranche 2
(strike price $2.80/share, expires 12/17/06) (b)(i)*	70,759	31,134
Evergreen Solar Inc.*	2,732	6,557

Equity Securities - Cont'd	Shares	Value
United States - Cont'd
H2Gen Innovations, Inc.:
Series A, Preferred (b)(i)*	251,496	$251,496
Series A, Preferred Warrants
(strike price $1.00/share, expires 1/1/12) (b)(i)*	20,833	--
Series B, Preferred Warrants (expires 10/31/13) (b)(i)*	19,656	--
Mayer Laboratories, Inc. Warrants
(strike price $6.50/share, expires 12/31/07) (b)(i)*	11,538	--
Powerspan Corp.:
Series A (Preferred) (b)(i)*	45,455	148,437
Series B (Preferred) (b)(i)*	20,000	37,873
Pro Fund International SA:
(Common) (b)(i)*	2,500	--
(Preferred) (b)(i)*	197,393	120,594
RF Technology, Inc.:
Series A (Preferred) (b)(i)*	53,844	1
Preferred Warrants (strike price $0.01/share, expires 7/1/04) (b)(i)*	15,384	--
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	44,699	68,314
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Warrants (strike price $1.53/share, expires 10/20/05) (b)(i)*	32,726	--
Soluz Dominicana, Inc. (b)(i)*	290,000	5,895
Wellspring International, Inc.:
Series A (Preferred) (b)(i)*	129,032	116,223
Series B (Preferred) (b)(i)*	108,267	112,170
Series C (Preferred) (b)(i)*	277,778	150,000
Series D (Preferred) (b)(i)*	380,953	114,286
Common Warrants (strike price $0.01/share, expires 8/15/12) (b)(i)*	23,148	--
Preferred Warrants (strike price $0.01/share, expires 12/24/13) (b)(i)*	190,477	--
		3,087,132

Total Equity Securities (Cost $209,018,697)		240,441,091

	Adjusted
Limited Partnership Interest - 0.4%	Basis
SEAF Central & Eastern European Growth Fund LLC (a)(b)(i)*	$884,290	799,457
SAM Sustainability Private Equity Fund, LP (b)(i)*	587,836	312,024
Terra Capital Investments, Inc. (b)(i)*	322,050	1

Total Limited Partnership Interest (Cost $1,760,504)		1,111,482

	Principal
Corporate Notes - 0.1%	Amount
H2Gen Innovations, Inc.:
Series B Bridge Note Tranche 1, 10.00%, 4/30/04 (b)(i)	29,483	29,483
Series B Bridge Note Tranche 2, 10.00%, 4/30/04 (b)(i)	29,483	29,483
Mayer Laboratories, Inc., 6.00%, 12/31/04 (b)(e)(i)	119,000	29,750
Powerspan Corp., 10.00%, 12/20/04 (b)(i)	245,000	245,000

Total Corporate Notes (Cost $422,967)		333,716

	Principal
High Social Impact Investments - 1.4%	Amount	Value
Calvert Social Investment Foundation Notes,
1.74%, 7/1/05 (b)(i)	$3,738,819	$3,707,862

Total High Social Impact Investments (Cost $3,738,819)		3,707,862

Certificates of Deposit - 0.1%
Self Help Credit Union, 1.44%, 2/23/05 (b)(k)	100,000	99,880
Shore Bank, 2.20%, 3/15/05 (b)(k)	100,000	99,820

Total Certificates of Deposit (Cost $200,000)		199,700

U.S. Government Agencies
and Instrumentalities - 3.8%
Federal Home Loan Bank Discount Notes, 4/1/04	10,300,000	10,300,000

Total U.S. Government Agencies
and Instrumentalities (Cost $10,300,000)		10,300,000

U.S. Treasury - 0.6%
United States Treasury Bill, 0.99%, 9/23/04 (l)	1,535,000	1,527,762

Total U.S. Treasury (Cost $1,527,762)		1,527,762

Total Investments (Cost $226,968,749) - 95.0%		257,621,613
Other assets and liabilities, net - 5.0%		13,648,303
Net Assets - 100%		$271,269,916

Abbreviations:

ADR: American Depository Receipt	LP: Limited Partnership
GDR: Global Depository Receipt	PCL: Public Company Limited
LLC: Limited Liability Corporation

*        Non-income producing security.

(a)      Affiliated company.

(b)      This security was valued by the Board of Directors. See Note A.

(e)      Security is a defaulted security.

(i)       Restricted securities represent 2.5% of net assets of the Fund.

(k)      These certificates of deposit are fully insured by agencies of the federal government.

(l)      Collateral for futures contracts.

See notes to financial statements.

Forward Foreign Currency Contracts, Open at March 31, 2004
Contracts to Receive/ Deliver		In Exchange For	Settlement Date	Contract Value (US$)	Unrealized Appreciation/ Depreciation (US$)
Purchases
Australian Dollar	533,689 US Dollars	$396,836	28-May-04	404,298	$7,462
Swiss Franc	3,087,051 US Dollars	2,461,838	28-May-04	2,439,327	(22,511)
Swiss Franc	3,087,051 US Dollars	2,458,544	28-May-04	2,439,327	(19,217)
Swiss Franc	3,087,051 US Dollars	2,459,919	28-May-04	2,439,327	(20,592)
Swiss Franc	3,087,051 US Dollars	2,458,527	28-May-04	2,439,327	(19,200)
Swiss Franc	3,087,051 US Dollars	2,459,907	28-May-04	2,439,327	(20,580)
Euro	1,211,436 US Dollars	1,479,481	28-May-04	1,486,949	7,468
Euro	2,726,783 US Dollars	3,366,377	28-May-04	3,346,926	(19,451)
British Pound	2,294,455 US Dollars	4,160,783	28-May-04	4,201,649	40,866
British Pound	440,845 US Dollars	787,149	28-May-04	807,282	20,133
Total Purchases					($45,622)
Sales
Australian Dollar	590,640 US Dollars	$451,249	28-May-04	447,441	$3,808
Swiss Franc	1,599,780 US Dollars	1,302,863	28-May-04	1,264,115	38,748
Swiss Franc	5,427,240 US Dollars	4,189,026	28-May-04	4,288,499	(99,473)
Euro	2,735,016 US Dollars	3,496,710	28-May-04	3,357,031	139,679
British Pound	688,231 US Dollars	1,290,076	28-May-04	1,260,302	29,774
British Pound	826,766 US Dollars	1,520,258	28-May-04	1,513,990	6,268
British Pound	826,766 US Dollars	1,518,222	28-May-04	1,513,990	4,232
Japanese Yen	9,010,400 US Dollars	83,335	28-May-04	86,638	(3,303)
Total Sales					($119,733)
Total Net Unrealized Appreciation					$229,938
			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures*	Contracts	Date	at Value	(Depreciation)
Purchased:
CAC 40 Index	157	4/04	$7,003,624	$64,928
DAX Index	48	6/04	5,718,072	22,504
FTSE 100 Index	14	6/04	1,131,344	(6,387)
SGX MSCI Singapore	8	4/04	215,242	3,270
Total Purchased				$84,315

Sold:
SFE SPI 200 Equity Index	104	6/04	$6,788,597	($8,316)
Total Sold				($8,316)

*        Futures collateralized by 1,535,000 units of U.S. Treasury Bills.

See notes to financial statements.

Restricted securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 1.74%, 7/1/05	07/01/02 - 01/21/03	$3,738,819
Distributed Energy Systems Corp.:
Contingent Deferred Distribution:
Cash Tranche 1	01/06/04	89,169
Cash Tranche 2	01/06/04	44,584
Stock Tranche 1	01/06/04	34,833
Stock Tranche 2	01/06/04	17,415
Escrowed:
Stock Lockup	01/06/04	222,053
Warrant Lockup Tranche 2
(strike price $2.80/share, expires 12/17/06)	01/06/04	--
Empresas ESM, SA de CV	10/25/01 - 10/29/02	350,000
H2Gen Innovations, Inc.:
Series A, Preferred	12/30/02	251,496
Series A, Preferred Warrants
(strike price $1.00/share, expires 1/1/12)	11/07/02	--
Series B, Preferred Warrants (expires 10/31/13)	11/06/03 - 02/02/04	--
Series B Bridge Note Tranche 1, 10.00%, 4/30/04	11/06/03	29,483
Series B Bridge Note Tranche 2, 10.00%, 4/30/04	02/02/04	29,483
Mayer Laboratories, Inc.:
Note, 6.00%, 12/31/04	12/31/96	119,000
Warrants (strike price $6.50/share, expires 12/31/07)	01/21/03	--
Powerspan Corp.:
Note, 10.00%, 12/20/04	04/20/04	245,000
Series A (Preferred)	08/20/97	250,000
Series B (Preferred)	10/05/99	200,000
ProFund International SA:
Common	08/29/95 - 05/25/99	2,500
Preferred	08/29/95 - 05/25/99	197,392
RF Technology, Inc.:
Series A (Preferred)	07/16/99 - 03/23/01	299,990
Preferred Warrants
(strike price $0.01/share, expires 7/1/04)	03/23/01	50,000
SAM Sustainability Private Equity Fund, LP	07/19/01 - 03/26/04	559,072
SEAF Central & Eastern European Growth Fund LLC	08/10/00 - 08/18/03	879,382
SMARTTHINKING, Inc.:
Series 1-A, Convertible Preferred	04/22/03 - 05/08/03	68,314
Series 1-B, Convertible Preferred	06/10/03	250,000
Warrants (strike price $1.53/share, expires 10/20/05)	06/10/03	--
Soluz Dominicana, Inc.	12/24/03	290,000
Terra Capital Investments, Inc.	11/23/98 - 11/13/03	322,050
Wellspring International, Inc.:
Series A (Preferred)	03/23/00	200,000
Series B (Preferred)	11/28/00 - 06/22/01	274,997
Series C (Preferred)	10/30/02 - 11/22/02	150,000
Series D (Preferred)	02/10/04	114,286
Common Warrants
(strike price $0.01/share, expires 8/15/12)	08/16/02	11,900
Preferred Warrants
(strike price $0.01/share, expires 12/24/13)	12/23/03	--

See notes to financial statements.

Statement of Assets and Liabilities

March 31, 2004

Assets	Value
Investments in securities, at value (Cost $226,968,749) -
see accompanying schedule	$257,621,613
Cash	495,984
Unrealized appreciation on forward foreign currency contracts	298,438
Receivable for shares sold	12,591,044
Receivable for futures variation margin	30,050
Interest and dividends receivable	1,043,195
Other assets	134,732
Total assets	272,215,056

Liabilities
Payable for shares redeemed	147,050
Payable to Calvert Asset Management Co., Inc.	275,540
Payable to Calvert Administrative Services Co.	69,938
Payable to Calvert Shareholder Services, Inc.	14,155
Payable to Calvert Distributors, Inc.	61,100
Unrealized depreciation on forward foreign currency contracts	224,327
Accrued expenses and other liabilities	153,030
Total liabilities	945,140
Net Assets	$271,269,916

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000,000 shares of $0.01 par value authorized for Class A,
Class B, Class C and Class I combined:
Class A: 11,948,637 shares outstanding	$198,342,185
Class B: 549,134 shares outstanding	10,154,094
Class C: 944,458 shares outstanding	15,983,158
Class I: 2,547,960 shares outstanding	51,980,930
Undistributed net investment income (loss)	(242,383)
Accumulated net realized gain (loss) on investments	(35,815,881)
Net unrealized appreciation (depreciation) on investments	30,867,813

Net Assets	$271,269,916

Net Asset Value Per Share
Class A (based on net assets of $202,864,333)	$16.98
Class B (based on net assets of $8,643,915)	$15.74
Class C (based on net assets of $14,471,097)	$15.32
Class I (based on net assets of $45,290,571)	$17.78

See notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2004

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $242,426)	$2,218,303
Interest income	71,086
Total investment income	2,289,389

Expenses:
Investment advisory fee	883,180
Transfer agency fees and expenses	343,514
Distribution Plan expenses:
Class A	236,371
Class B	37,483
Class C	61,674
Directors' fees and expenses	26,050
Administrative fees	385,615
Custodian fees	211,259
Registration fees	26,048
Reports to shareholders	62,374
Professional fees	16,130
Miscellaneous	35,726
Total expenses	2,325,424
Reimbursement from Advisor:
Class I	(17,264)
Fees paid indirectly	(17,090)
Net expenses	2,291,070

Net Investment Income (Loss)	(1,681)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	16,673,339
Foreign currency transactions	436,649
Futures	270,319
17,380,307

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	18,718,177
Assets and liabilities denominated in foreign currencies	(139,768)
Futures	814,832
19,393,241

Net Realized and Unrealized Gain
(Loss)	36,773,548

Increase (Decrease) in Net Assets
Resulting From Operations	$36,771,867

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	($1,681)	$1,099,131
Net realized gain (loss)	17,380,307	(9,358,026)
Change in unrealized appreciation or (depreciation)	19,393,241	40,772,578

Increase (Decrease) in Net Assets
Resulting From Operations	36,771,867	32,513,683

Distributions to shareholders from
Net investment income:
Class A Shares	(1,991,042)	(648,785)
Class B Shares	(78,031)	(22,167)
Class C Shares	(127,694)	(36,190)
Class I Shares	(240,952)	(30,094)
Total distributions	(2,437,719)	(737,236)

Capital share transactions:
Shares sold:
Class A Shares	29,744,361	73,404,754
Class B Shares	1,648,575	1,817,241
Class C Shares	3,227,203	2,392,549
Class I Shares	24,788,059	10,982,600
Reinvestment of distributions:
Class A Shares	1,822,458	594,397
Class B Shares	67,921	19,341
Class C Shares	115,327	33,081
Class I Shares	240,952	29,276
Redemption fees:
Class A Shares	20,568	63,089
Shares redeemed:
Class A Shares	(19,401,230)	(69,095,200)
Class B Shares	(291,837)	(1,017,597)
Class C Shares	(355,883)	(1,216,412)
Class I Shares	(1,354,747)	(394,192)
Total capital share transactions	40,271,727	17,612,927

Total Increase (Decrease) in Net Assets	74,605,875	49,389,374

Net Assets
Beginning of period	196,664,041	147,274,667
End of period (including undistributed net investment income
(loss) of ($242,383) and $2,197,017, respectively.)	$271,269,916	$196,664,041

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2004	2003
Shares sold:
Class A Shares	1,829,160	5,754,470
Class B Shares	108,715	146,384
Class C Shares	219,938	202,140
Class I Shares	1,426,120	735,993
Reinvestment of distributions:
Class A Shares	113,405	47,177
Class B Shares	4,546	1,630
Class C Shares	7,942	2,870
Class I Shares	14,351	2,243
Shares redeemed:
Class A Shares	(1,178,856)	(5,451,679)
Class B Shares	(19,361)	(83,180)
Class C Shares	(24,405)	(103,824)
Class I Shares	(81,106)	(29,620)
Total capital share activity	2,420,449	1,224,604

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized.

Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2004, $7,004,987, or 2.6% of net assets, were valued by the Board of Directors.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date.  Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract.  While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract.  The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities:  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date.  Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates  on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Forward Currency Contracts:  The Fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates and to hedge against its currency exposure relative to that of the MSCI EAFE Index. The Fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar, and the ability of the counterparties to fulfill their obligations under the contracts.

Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares).  The redemption fee is paid to the Fund, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2005 for Class I. The contractual expense cap is 1.10%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C shares, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $52,234 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2004.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $74,389 for the six months ended March 31, 2004. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class B and Class C shares and .15% for Class I shares, based on their average daily net assets.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $9,500 plus $500 for each Board and Committee meeting attended. An additional fee of $5,000 annually is paid to the Lead Independent Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $117,374,702 and $87,386,420, respectively.

The cost of investments owned at March 31, 2004 for federal income tax purposes was $227,086,911. Net unrealized appreciation aggregated $30,534,823, of which $41,242,072 related to appreciated securities and $10,707,249 related to depreciated securities.

Net capital loss carryforwards of $633,283 (from Calvert South Africa Fund that merged into the Fund in September 2002), and $8,132,920 and $35,108,441 expire on September 30, 2009, September 30, 2010 and September 30, 2011, respectively.

The Fund's use of net capital loss carryforwards from Calvert South Africa Fund may be limited under certain tax provisions.

The Fund may sell or purchase securities to and from other funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2004, purchase and sales transactions were $10,205,000 and $12,880,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2004.

For the six months ended March 31, 2004, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$202,635	1.57%	$6,083,824	February 2004

Note E -- Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.  Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
Empresas ESM, SA de CV	$350,000	$50,000
SEAF Central & Eastern European Growth Fund LLC	879,382	799,457
TOTALS	$1,229,382	$849,457

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2004(z)	2003	2002
Net asset value, beginning	$14.55	$11.99	$13.65
Income from investment operations
Net investment income (loss)	**	.09	.01
Net realized and unrealized gain (loss)	2.60	2.53	(1.59)
Total from investment operations	2.60	2.62	(1.58)
Distributions from
Net investment income	(.17)	(.06)	--
Net realized gains	--	--	(.08)
Total distributions	(.17)	(.06)	(.08)
Total increase (decrease) in net asset value	2.43	2.56	(1.66)
Net asset value, ending	$16.98	$14.55	$11.99

Total return*	17.94%	21.93%	(11.69%)
Ratios to average net assets:
Net investment income (loss)	(.02%) (a)	.72%	.06%
Total expenses	1.97% (a)	2.07%	2.02%
Expenses before offsets	1.97% (a)	2.05%	2.00%
Net expenses	1.96% (a)	2.05%	1.99%
Portfolio turnover	40%	71%	106%
Net assets, ending (in thousands)	$202,864	$162,699	$129,887

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$21.77	$21.89	$18.57
Income from investment operations
Net investment income	.01	(.03)	.01
Net realized and unrealized gain (loss)	(6.75)	.87	4.94
Total from investment operations	(6.74)	.84	4.95
Distributions from
Net investment income	--	--	(.07)
Net realized gains	(1.38)	(.96)	(1.56)
Total distributions	(1.38)	(.96)	(1.63)
Total increase (decrease) in net asset value	(8.12)	(.12)	3.32
Net asset value, ending	$13.65	$21.77	$21.89

Total return*	(32.93%)	3.36%	27.53%
Ratios to average net assets:
Net investment income (loss)	.07%	(.15%)	.04%
Total expenses	1.85%	1.81%	1.87%
Expenses before offsets	1.85%	1.81%	1.87%
Net expenses	1.83%	1.73%	1.83%
Portfolio turnover	93%	76%	82%
Net assets, ending (in thousands)	$152,278	$238,646	$231,516

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2004(z)	2003	2002
Net asset value, beginning	$13.57	$11.33	$13.09
Income from investment operations
Net investment income (loss)	(.09)	(.08)	(.16)
Net realized and unrealized gain (loss)	2.42	2.38	(1.52)
Total from investment operations	2.33	2.30	(1.68)
Distributions from:
Net investment income	(.16)	(.06)	--
Net realized gains	--	--	(.08)
Total distributions	(.16)	(.06)	(.08)
Total increase (decrease) in net asset value	2.17	2.24	(1.76)
Net asset value, ending	$15.74	$13.57	$11.33

Total return*	17.22%	20.34%	(12.96%)
Ratios to average net assets
Net investment income (loss)	(1.16%) (a)	(.64%)	(1.22%)
Total expenses	3.13% (a)	3.44%	3.33%
Expenses before offsets	3.13% (a)	3.42%	3.31%
Net expenses	3.12% (a)	3.41%	3.31%
Portfolio turnover	40%	71%	106%
Net assets, ending (in thousands)	$8,644	$6,176	$4,424

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$21.20	$21.56	$18.48
Income from investment operations
Net investment income (loss)	(.18)	(.23)	(.15)
Net realized and unrealized gain (loss)	(6.55)	.83	4.79
Total from investment operations	(6.73)	.60	4.64
Distributions from:
Net realized gains	(1.38)	(.96)	(1.56)
Total distributions	(1.38)	(.96)	(1.56)
Total increase (decrease) in net asset value	(8.11)	(.36)	3.08
Net asset value, ending	$13.09	$21.20	$21.56

Total return*	(33.82%)	2.28%	25.84%
Ratios to average net assets:
Net investment income (loss)	(1.13%)	(1.29%)	(1.20%)
Total expenses	3.08%	3.04%	3.62%
Expenses before offsets	3.08%	3.04%	3.20%
Net expenses	3.06%	2.96%	3.16%
Portfolio turnover	93%	76%	82%
Net assets, ending (in thousands)	$4,542	$5,577	$3,133

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2004(z)	2003	2002
Net asset value, beginning	$13.18	$10.97	$12.64
Income from investment operations
Net investment income (loss)	(.06)	(.03)	(.12)
Net realized and unrealized gain (loss)	2.35	2.30	(1.47)
Total from investment operations	2.29	2.27	(1.59)
Distributions from:
Net investment income	(.15)	(.06)	--
Net realized gains	--	--	(.08)
Total distributions	(.15)	(.06)	(.08)
Total increase (decrease) in net asset value	2.14	2.21	(1.67)
Net asset value, ending	$15.32	$13.18	$10.97

Total return*	17.47%	20.72%	(12.71%)
Ratios to average net assets:
Net investment income (loss)	(.85%) (a)	(.27%)	(.95%)
Total expenses	2.84% (a)	3.09%	3.05%
Expenses before offsets	2.84% (a)	3.07%	3.04%
Net expenses	2.82% (a)	3.07%	3.03%
Portfolio turnover	40%	71%	106%
Net assets, ending (in thousands)	$14,471	$9,764	$7,021

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$20.46	$20.81	$17.83
Income from investment operations
Net investment income (loss)	(.14)	(.22)	(.17)
Net realized and unrealized gain (loss)	(6.30)	.83	4.71
Total from investment operations	(6.44)	.61	4.54
Distributions from
Net realized gains	(1.38)	(.96)	(1.56)
Total distributions	(1.38)	(.96)	(1.56)
Total increase (decrease) in net asset value	(7.82)	(.35)	2.98
Net asset value, ending	$12.64	$20.46	$20.81

Total return*	(33.62%)	2.41%	26.25%
Ratios to average net assets:
Net investment income (loss)	(.89%)	(1.06%)	(.92%)
Total expenses	2.81%	2.75%	2.83%
Expenses before offsets	2.81%	2.75%	2.83%
Net expenses	2.79%	2.67%	2.80%
Portfolio turnover	93%	76%	82%
Net assets, ending (in thousands)	$7,434	$11,278	$9,777

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2004(z)	2003	2002
Net asset value, beginning	$15.17	$12.38	$13.97
Income from investment operations
Net investment income	.07	.22	.16
Net realized and unrealized gain (loss)	2.72	2.63	(1.67)
Total from investment operations	2.79	2.85	(1.51)
Distributions from:
Net investment income	(.18)	(.06)	--
Net realized gains	--	--	(.08)
Total distributions	(.18)	(.06)	(.08)
Total increase (decrease) in net asset value	2.61	2.79	(1.59)
Net asset value, ending	$17.78	$15.17	$12.38

Total return*	18.45%	23.12%	(10.93%)
Ratios to average net assets:
Net investment income (loss)	.88% (a)	1.65%	1.05%
Total expenses	1.24% (a)	1.39%	1.27%
Expenses before offsets	1.11% (a)	1.09%	1.06%
Net expenses	1.10% (a)	1.09%	1.05%
Portfolio turnover	40%	71%	106%
Net assets, ending (in thousands)	$45,291	$18,026	$5,943

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2001	2000	1999#
Net asset value, beginning	$22.03	$21.99	$19.91
Income from investment operations
Net investment income	.18	.16	.15
Net realized and unrealized gain (loss)	(6.86)	.84	1.93
Total from investment operations	(6.68)	1.00	2.08
Distributions from:
Net realized gains	(1.38)	(.96)	--
Total distributions	(1.38)	(.96)	--
Total increase (decrease) in net asset value	(8.06)	.04	2.08
Net asset value, ending	$13.97	$22.03	$21.99

Total return*	(32.25%)	4.10%	10.45%
Ratios to average net assets:
Net investment income (loss)	1.09%	.90%	1.19% (a)
Total expenses	1.19%	1.28%	1.53% (a)
Expenses before offsets	1.07%	1.12%	1.09% (a)
Net expenses	1.05%	1.05%	1.05% (a)
Portfolio turnover	93%	76%	82%
Net assets, ending (in thousands)	$22,085	$10,114	$3,006

(a)      Annualized

(z)      Per share figures are calculated using the Average Share Method.

*        Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**      Amount was less than .001 per share.

#        From April 1, 1999 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting Disclosure

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC's website at www.sec.gov.

Calvert World Values International Equity Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Fund

California Limited-Term Municipal Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Calvert Social Index Fund

printed on recycled paper using soy-based inks


Calvert

Investments that make a difference(R)

March 31, 2004

Semi-Annual Report

Calvert Capital

Accumulation Fund

Table of Contents

President's Letter

1

Social Update

3

Portfolio Management Discussion

4

Statement of Net Assets

8

Statement of Operations

13

Statements of Changes in Net Assets

14

Notes to Financial Statements

15

Financial Highlights

19

Explanation of Financial Tables

23

Proxy Voting Disclosure

25

Dear Shareholders:

The past year has seen a resurgence of returns across nearly all categories of investment, with the S&P 500 showing a 14.07% gain for the six months ending March 31st and the Lehman U.S. Credit Index up a solid, though less dramatic, 3.78% over the same period.

While we at Calvert celebrate these very strong returns, we caution investors against becoming too caught up in short-term market movements.  Now, as at any time, prudent investors should work with their financial advisors to develop a sound asset allocation and investment strategy and stick to it, rebalancing as necessary to reach their targets.

Calvert continued this year to strive toward its dual goals of superior investment results and positive social impact.  On the investment side, we are very pleased that several Calvert funds recently have been recognized by the industry for their excellence.  Daniel Boone III, the manager of our largest stock fund, the Calvert Social Investment Fund Equity Portfolio, won the "Excellence in Fund Management Award" from Standard & Poor's. As a result, BusinessWeek magazine included Boone among their "Best Fund Managers of 2004."1 In addition, CSIF Bond Portfolio managed by Calvert Asset Management Company's fixed-income team, led by Greg Habeeb, won the 2004 Lipper Fund Award in the Corporate Debt A Rated category.2 And we're proud that John Montgomery, manager of Calvert Large Cap Growth Fund, was named one of the best stock pickers of 2003 by Morningstar.3  In addition, the Calvert Large Cap Growth Fund was named to the USA Today "All Star Mutual Fund Team."4

We also maintain our commitment to an industry-leading standard for corporate responsibility. This year, for instance, Calvert commissioned an investor confidence survey to gauge investor confidence of corporate integrity and investor perceptions of the tie between corporate responsibility, risk reduction, and long-term returns.  The survey found that investors are, indeed, concerned about the issues uncovered at Enron and WorldCom, as well as within the mutual fund industry, and believe that their investments should be directed toward companies with sound corporate governance and reporting procedures. In addition, we launched a company-wide initiative, Corporate Responsibility Matters, which outlines five pillars of corporate responsibility and includes action steps for companies, investors and financial professionals.

We believe that investors should enjoy positive investment returns as a result of responsible corporate management.  Therefore, Calvert will continue to focus on both its objectives -- investment excellence and corporate responsibility with positive environmental and social impact -- as we go forward.  Thank you for your continued business, and we look forward to serving you in the year ahead.

Sincerely,

/s/Barbara J. Krumsiek

President and CEO

Calvert Group, Ltd.

April 2004

1 BusinessWeek magazine, March 22, 2004. BusinessWeek evaluated funds for the best risk-adjusted total returns over the past five years.  BusinessWeek considered funds open to new investors that had at least $100 million in assets, a minimum investment of no more than $26,000, and a fund manager at the helm of the portfolio for at least five years.  S&P evaluated each fund's one-, three-, and five-year performance against its peer group.  S&P also evaluated expenses, turnover, portfolio composition, investment style, and consistency.

2 The Lipper award was for CSIF Bond Portfolio Class I shares and was based on the fund in each Lipper classification that achieved the highest Consistent Return scores. The Portfolio is in the Lipper A-Rated Corporate Debt Funds category. A fund's Consistent Return score evaluates its risk-adjusted returns, adjusted for volatility, relative to peers, for the overall period ended December 31, 2003.  The fund was chosen from among 149 funds.  Lipper Fund Awards are not intended to predict future results, and Lipper does not guarantee the accuracy of this information.

3 Nominees for Stock Fund Manager of the Year, December 11, 2003, Morningstar.

4 USA Today, "Fund Manager All Star Mutual Fund Team," February 26, 2004.

Past performance is no guarantee of future results. The investment return and principal value of an investor's shares, when redeemed, may be worth more or less than their original cost. For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com for current month-end fund and performance information.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update

from the Calvert Social Research Department

Shareholder Activism

Through shareholder activism, Calvert seeks to move companies already operating at higher levels of corporate, environmental, and social responsibility than their industry peers to even higher levels of corporate excellence. We continue our activism from last year's record-setting season, with corporate disclosure and board diversity our current focus.

Inroads on Corporate Disclosure

Negative environmental impact and product failure can cause a company to falter, collapse, or even declare bankruptcy. With information in advance of potential problems, investors can steer clear of companies in social/environmental peril, just as they can avoid investment in financially compromised firms. Fourteen of our 33 recent shareholder resolutions asked companies for sustainability reports based on Global Reporting Initiative guidelines, the standard for social and environmental reporting. We're delighted to report that we have been able to withdraw half of these resolutions because the companies agreed to report corporate, environmental, and social, in addition to financial, performance.

Board Diversity Successes

Currently, more than 88% of board members of the Russell 3000 companies come from a demographic group that accounts for just 25% of the U.S. population. With growing evidence that more diverse corporate boards are associated with better financial performance, we proudly continue into our second season of shareholder resolutions for board diversity. Of 10 resolutions filed, we have successfully withdrawn five because the companies agreed to adopt our model diversity charter, endorsed by the National Association of State Treasurers.

"Corporate Responsibility Matters"

You may be aware that in the last quarter of 2003, we launched the Corporate Responsibility Matters campaign with a special Web-based report to raise public awareness of how investors, financial advisors, and retirement plan sponsors can help work to promote healthy companies, strong markets, and sound investments. The campaign is just another example of Calvert's leadership in our industry -- and of how our company has always done business.

Portfolio Management Discussion

Ed Brown

of Brown Capital Management, Inc.

Performance

For the six-month period ended March 31, 2004, the Calvert Capital Accumulation Fund Class A shares produced a total return of 13.87%. The Fund's benchmark, the Russell Midcap Growth Index, produced a total return of 17.58% over the same period.

Investment Climate

Across all capitalization ranges, value stocks outperformed growth stocks during the six-month period ended March 31, 2004. However, the performance gap was most pronounced in larger-cap stocks -- well over 6.0%. The value-vs-growth performance gap in mid-cap stocks was 3.8%, still meaningful but not so large as in the larger-cap stock universe.

While both the fourth quarter of 2003 and the first quarter of 2004 saw overall stock market appreciation, the lion's share of the return came in the earlier period. That quarter capped a year in which large caps returned almost 30% and mid-size and smaller stocks produced returns in excess of 40%. Calendar 2003 performance was the result of gradually improving economic growth over the course of the year, modest inflation, and a renewed interest in risk taking by investors. Real GDP grew 4.1% for the year and included a torrid 8.2% for the third quarter. While stock market performance for the first quarter of 2004 certainly cooled off relative to fourth quarter 2003, the lower return levels seen during this year's first quarter seem more realistic and sustainable.

Portfolio Statistics

March 31, 2004

Investment Performance

(total return at NAV)

	6 Months	12 Months
	ended	ended
	3/31/04	3/31/04
Class A	13.87%	36.46%
Class B	13.40%	35.20%
Class C	13.44%	35.37%
Class I**	14.39%	37.48%
Russell Mid-Cap Growth Index*	17.58%	49.63%
Lipper Mid-Cap Growth Funds Avg.*	15.36%	43.45%

Ten Largest Stock Holdings

% of Net Assets
PETsMART, Inc.	3.4%
Advance Auto Parts, Inc.	2.7%
Legg Mason, Inc.	2.7%
Xilinx, Inc.	2.4%
Career Education Corp.	2.2%
Altera Corp.	2.1%
Health Management Associates, Inc.	2.0%
Coventry Health Care, Inc.	2.0%
Wright Medical Group, Inc.	2.0%
Staples, Inc.	2.0%
Total	23.5%

Asset Allocation

Stocks	99%
Cash or Cash Equivalents	1%
Total	100%

** Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Investment Performance, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Investment Performance, the Class A performance at NAV was used during the period September 30, 2002 through June 3, 2003.

Investment performance does not reflect the deduction of any front-end or deferred sales charge. TR represents total return.

* Source: Lipper Analytical Services, Inc.

Portfolio Statistics

March 31, 2004

Average Annual Total Returns

(with max. load)

Class A Shares
One year	30.01%
Five year	(0.97%)
Since inception	8.90%
(10/31/94)

Class B Shares
One year	30.20%
Five year	(1.06%)
Since inception	0.51%
(4/1/98)

Portfolio Statistics

March 31, 2004

Average Annual Total Returns

(with max. load)

Class C Shares
One year	34.37%
Five year	(0.80%)
Since inception	8.60%
(10/31/94)

Class I Shares*
One year	37.48%
Five year	1.09%
Since inception	1.97%
(3/1/99)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Strategy

Through the period

Both stock selection and sector allocation drove the 3.71% underperformance of the Fund relative to the Russell Midcap Growth Index for the reporting period. Attribution analysis revealed very good stock selection within the Utilities, Other Energy, and Technology sectors. However, this success was not enough to offset poor stock selection within the Consumer Discretionary, Health Care, and Autos & Transportation sectors.

Two stocks -- ITT Educational, a consumer discretionary stock, and Medimmune Inc., a healthcare stock -- were the two worst-contributing stocks through the period, representing a large portion of the Fund's underperformance. In late February 2004, ITT Educational came under federal investigation, causing the stock's price to fall more than 50% within one week. Medimmune, a global biotechnology company that specializes in treating and preventing infectious diseases, suffered as large retail pharmacies, including Wal-Mart, decided not to carry the company's nasal-spray flu vaccine Flumist during the current flu season.

Despite this setback, we continue to have a favorable long-term outlook on the stock.

Regarding the relative underperformance attributed to sector allocation, our research process is bottom-up driven. So while we are aware of our sector weightings from a risk-budgeting standpoint, they are more a byproduct of our investment process. Additionally, about one-fourth of the underperformance attributed to allocation was due to the modest 1.4% average weighting we held in cash. Such an impact is to be expected when markets perform as strongly as they did during the reporting period.

Going forward

From a tactical perspective, we continue to hold approximately 70-75 stocks in the portfolio, 15 higher than the high end of our normal range of 40-60 stocks. As attractive growth-at-a-reasonable-price opportunities present themselves, we will consider gradually reducing stock holdings to focus on opportunities with high return potential.

Strategically, we continue to spend the majority of our research effort looking for growth companies in the core growth sectors, i.e., Consumer Discretionary, Technology, Producer Durables, Health Care, and Financial Services.

Outlook

We are generally optimistic about the market's prospects and believe that in the long run, higher stock valuations will be fueled by a stronger global economy, a continued pick-up in employment, and a higher degree of investor confidence.

April 2004

Past performance is no guarantee of future results. The investment return and principal value of an investor's shares, when redeemed, may be worth more or less than their original cost. For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money. Current performance may be higher or lower than the performance data quoted. Visit www.calvert.com for current month-end fund and performance information.

May lose value. Not FDIC Insured. No Bank Guarantee. Not NCUA/NCUSIF Insured. No Credit Union Guarantee.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Statement of Net Assets

March 31, 2004

Equity Securities - 98.7%	Shares	Value
Auto Parts & Equipment - 1.1%
BorgWarner, Inc.	14,400	$1,221,552
Gentex Corp.	11,600	503,208
		1,724,760

Biotechnology - 2.4%
Genzyme Corp. - General Division*	45,500	2,140,320
Medimmune, Inc.*	61,400	1,417,112
		3,557,432

Chemicals - 1.6%
Airgas, Inc.	115,400	2,458,020

Chemicals - Specialty - 0.8%
Sigma-Aldrich Corp.	20,900	1,156,606

Computers - Networking - 1.1%
Network Appliance, Inc.*	78,400	1,681,680

Computers - Software & Services - 5.9%
Adobe Systems, Inc.	52,200	2,058,246
Electronic Arts, Inc.*	52,200	2,816,712
Fair Isaac Corp.	13,100	472,648
SPSS, Inc.*	74,000	1,354,200
Synopsys, Inc.*	77,400	2,241,504
		8,943,310

Consumer - Jewelry, Novelty, & Gifts - 1.0%
Fossil, Inc.*	43,700	1,457,395

Electrical Equipment - 2.6%
Flextronics International Ltd.*	84,300	1,451,646
Littelfuse, Inc.*	46,000	1,711,200
Molex, Inc.	24,600	747,594
		3,910,440

Electronics - Component Distribution - 1.0%
Avnet, Inc.*	61,600	1,508,584

Electronics - Instrument - 3.1%
Coherent, Inc.*	68,900	1,811,381
Trimble Navigation Ltd.*	72,000	1,650,960
Waters Corp.*	29,600	1,208,864
		4,671,205

Equity Securities - Cont'd	Shares	Value
Electronics - Semiconductors - 6.7%
Altera Corp.*	154,100	$3,151,345
Analog Devices, Inc.	51,400	2,467,714
MEMC Electronic Materials, Inc.*	96,900	886,635
Xilinx, Inc.*	96,300	3,659,400
		10,165,094

Equipment - Semiconductors - 2.9%
Lam Research Corp.*	89,700	2,261,337
Novellus Systems, Inc.*	68,300	2,171,257
		4,432,594

Financial - Diversified - 1.1%
Moody's Corp.	23,200	1,642,560

Healthcare - Drug - Major Pharmaceutical - 0.9%
Kos Pharmaceuticals, Inc.*	32,000	1,303,680

Healthcare - Hospital Management - 2.0%
Health Management Associates, Inc.	133,100	3,089,251

Healthcare - Managed Care - 2.0%
Coventry Health Care, Inc.*	71,550	3,028,711

Healthcare - Medical Products & Supplies - 8.7%
Affymetrix, Inc.*	64,400	2,173,500
Henry Schein, Inc.*	35,000	2,499,700
Patterson Dental Co.	38,800	2,662,068
St. Jude Medical, Inc.*	39,600	2,855,160
Wright Medical Group, Inc.*	97,300	2,987,110
		13,177,538

Healthcare - Special Services - 1.9%
Omnicare, Inc.	65,900	2,921,347

Household Furnishing & Appliances - 1.6%
La-Z-Boy, Inc.	108,800	2,367,488

Household Products - Non-Durable - 1.0%
Church & Dwight, Inc.	35,300	1,528,843

Insurance - Multi-Line - 1.5%
Willis Group Holdings, Ltd.	61,700	2,295,240

Investment Banking / Brokerage - 2.7%
Legg Mason, Inc.	43,500	4,035,930

Investment Management - 3.5%
Franklin Resources, Inc.	37,500	2,088,000
Investors Financial Services Corp.	51,800	2,140,376
T. Rowe Price Group, Inc.	19,800	1,065,834
		5,294,210

Equity Securities - Cont'd	Shares	Value
Leisure Time - Products - 1.0%
Harley-Davidson, Inc.	28,000	$1,493,520

Manufacturing - Diversified - 2.8%
Biogen Idec, Inc.*	41,100	2,285,160
Danaher Corp.	20,700	1,932,759
		4,217,919

Manufacturing - Specialized - 3.6%
Cognex Corp.	45,300	1,506,225
Jabil Circuit, Inc.*	52,400	1,542,132
York International Corp.	59,800	2,350,738
		5,399,095

Office Equipment & Supplies - 0.1%
Herman Miller, Inc.	7,700	205,051

Oil & Gas - Drilling & Equipment - 2.5%
Grant Prideco, Inc.*	144,100	2,233,550
Grey Wolf, Inc.*	364,200	1,507,788
		3,741,338

Personal Care - 0.7%
NBTY, Inc.*	27,000	1,003,860

Restaurants - 3.9%
Cheesecake Factory, Inc.*	45,100	2,080,463
Krispy Kreme Doughnuts, Inc.*	47,200	1,620,848
Panera Bread Co.*	19,200	747,264
Steak 'N Shake Co.*	75,900	1,461,075
		5,909,650

Retail - Building Supplies - 1.3%
Fastenal Co.	35,400	1,900,626

Retail - Discounters - 2.4%
Dollar Tree Stores, Inc.*	76,000	2,347,640
Ross Stores, Inc.	42,700	1,307,047
		3,654,687

Retail - Drug Stores - 0.5%
CVS Corp.	21,100	744,830

Retail - Specialty - 10.4%
Advance Auto Parts, Inc.*	99,700	4,054,799
CSK Auto Corp.*	130,900	2,370,599
PETsMART, Inc.	187,200	5,103,072
Staples, Inc.*	117,300	2,978,247
Williams-Sonoma, Inc.*	34,600	1,183,320
		15,690,037

Services - Advertising / Marketing - 1.1%
Acxiom Corp.	73,400	1,611,864

Equity Securities - Cont'd	Shares	Value
Services - Commercial & Consumer - 5.8%
Career Education Corp.*	59,300	$3,358,752
D&B Corp.*	35,000	1,872,500
H & R Block, Inc.	33,900	1,729,917
ITT Educational Services, Inc.*	56,200	1,753,440
		8,714,609

Services - Computer Systems - 1.6%
SunGard Data Systems, Inc.*	89,700	2,457,780

Services - Data Processing - 2.2%
Checkfree Corp.*	42,300	1,246,158
Fiserv, Inc.*	59,600	2,131,892
		3,378,050

Telecommunications - Cell / Wireless - 1.7%
Nextel Partners, Inc.*	202,400	2,562,384

Total Equity Securities (Cost $134,103,024)		149,037,218

	Principal
High Social Impact Investments - 0.5%	Amount	Value
Calvert Social Investment Foundation Notes, 1.74%, 7/1/05 (b)(r)	$700,000	694,204

Total High Social Impact Investments (Cost $700,000)		694,204

Total Investments (Cost $134,803,024) - 99.2%		149,731,422
Other assets and liabilities, net - 0.8%		1,281,616
Net Assets - 100%		$151,013,038

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock,
250,000,000 shares of $0.01 par value authorized for Class A,
Class B, Class C and Class I combined:
Class A: 5,272,281 shares outstanding	$127,343,192
Class B: 844,922 shares outstanding	21,507,795
Class C: 648,224 shares outstanding	14,751,767
Class I: 31,558 shares outstanding	599,737
Undistributed net investment income (loss)	(1,168,879)
Accumulated net realized gain (loss) on investments	(26,948,972)
Net unrealized appreciation (depreciation) on investments	14,928,398

Net Assets	$151,013,038

Net Asset Value Per Share
Class A (based on net assets of $119,003,575)	$22.57
Class B (based on net assets of $17,947,093)	$21.24
Class C (based on net assets of $13,344,874)	$20.59
Class I (based on net assets of $717,496)	$22.74

*        Non income producing security.

(b)      This security was valued by the Board of Directors, see Note A.

(r)      Restricted securities represent 0.5% of net assets of the Fund.

See notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2004

Net Investment Income
Investment Income:
Dividend income	$213,998
Interest income	14,143
Total investment income	228,141

Expenses:
Investment advisory fee	478,301
Transfer agency fees and expenses	261,009
Distribution Plan expenses:
Class A	203,928
Class B	86,606
Class C	63,093
Directors' fees and expenses	16,447
Administrative fees	183,437
Custodian fees	22,088
Registration fees	19,621
Reports to shareholders	47,116
Professional fees	12,852
Miscellaneous	7,616
Total expenses	1,402,114
Reimbursement from Advisor:
Class I	(1,125)
Fees paid indirectly	(3,969)
Net expenses	1,397,020

Net Investment Income (Loss)	(1,168,879)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	16,679,868
Change in unrealized appreciation or (depreciation)	2,600,023

Net Realized and Unrealized Gain
(Loss) on Investments	19,279,891

Increase (Decrease) in Net Assets
Resulting From Operations	$18,111,012

See notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2004	2003
Operations:
Net investment income (loss)	($1,168,879)	($1,913,699)
Net realized gain (loss)	16,679,868	4,241,397
Change in unrealized appreciation
or (depreciation)	2,600,023	23,536,398

Increase (Decrease) in Net Assets
Resulting From Operations	18,111,012	25,864,096

Capital share transactions:
Shares sold:
Class A Shares	10,904,036	17,429,331
Class B Shares	1,585,152	2,445,312
Class C Shares	1,884,448	2,114,311
Class I Shares	100,607	500,000
Shares redeemed:
Class A Shares	(11,279,209)	(17,171,529)
Class B Shares	(828,211)	(1,607,899)
Class C Shares	(921,052)	(1,659,390)
Total capital share transactions	1,445,771	2,050,136

Total Increase (Decrease) in Net Assets	19,556,783	27,914,232

Net Assets
Beginning of period	131,456,255	103,542,023
End of period (including net investment loss
of $1,168,879 and $0, respectively)	$151,013,038	$131,456,255

Capital Share Activity
Shares sold:
Class A Shares	491,707	980,553
Class B Shares	75,999	140,348
Class C Shares	93,467	129,048
Class I Shares	4,948	26,610
Shares redeemed:
Class A Shares	(510,940)	(985,682)
Class B Shares	(39,877)	(96,889)
Class C Shares	(45,584)	(102,236)
Total capital share activity	69,720	91,752

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Unlisted securities and listed securities for which the last sale price is unavailable are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Short-term notes are stated at amortized cost, which approximates fair value. Other securities for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2004, $694,204, or 0.5% of net assets, were valued in good faith by the Board of Directors.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities:  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration.

Security Transactions and Net Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: Effective February 1, 2004, the Fund began to charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares).  The redemption fee is paid to the Fund, and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on an annual rate of .65% of the Fund's average daily net assets. Under the terms of the agreement, $133,323 was payable at period end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2005 for Class I. The contractual expense cap is 0.86%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $31,671 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $61,329 was payable at period end.

The Distributor received $43,312 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2004.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $76,052 for the six months ended March 31, 2004. Under the terms of the agreement, $13,788 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $9,500 plus $500 for each Board meeting attended. An additional retainer of $5,000 annually is paid to the Lead Independent Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $120,891,705  and $119,744,168, respectively.

The cost of investments owned at March 31, 2004 for federal income tax purposes was $134,976,785. Net unrealized appreciation aggregated $14,754,637, of which $17,296,211 related to appreciated securities and $2,541,574 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $5,783,361 and $34,511,051 at September 30, 2003 may be utilized to offset future capital gains until expiration in September 2010 and September 2011, respectively.

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2004. For the six months ended March 31, 2004, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$18,574	1.58%	$383,437	January 2004

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2004	2003	2002
Net asset value, beginning	$19.82	$15.79	$19.35
Income from investment operations
Net investment income (loss)	(.16)	(.26)	(.29)
Net realized and unrealized gain (loss)	2.91	4.29	(3.26)
Total from investment operations	2.75	4.03	(3.55)
Distributions from
Net realized gain	--	--	(.01)
Total distributions	--	--	(.01)
Total increase (decrease) in net asset value	2.75	4.03	(3.56)
Net asset value, ending	$22.57	$19.82	$15.79

Total return*	13.87%	25.52%	(18.36%)
Ratios to average net assets:
Net investment income (loss)	(1.42%) (a)	(1.48%)	(1.47%)
Total expenses	1.74% (a)	1.82%	1.74%
Expenses before offsets	1.74% (a)	1.82%	1.74%
Net expenses	1.73% (a)	1.81%	1.73%
Portfolio turnover	82%	170%	93%
Net assets, ending (in thousands)	$119,004	$104,878	$83,643

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2001	2000	1999
Net asset value, beginning	$36.34	$25.88	$25.43
Income from investment operations
Net investment income (loss)	(.14)	(.32)	(.32)
Net realized and unrealized gain	(11.61)	11.29	4.25
Total from investment operations	(11.75)	10.97	3.93
Distributions from
Net realized gain	(5.24)	(0.51)	(3.48)
Total distributions	(5.24)	(0.51)	(3.48)
Total increase (decrease) in net asset value	(16.99)	10.46	.45
Net asset value, ending	$19.35	$36.34	$25.88

Total return*	(36.60%)	42.91%	14.91
Ratios to average net assets:
Net investment income (loss)	(1.18%)	(1.12%)	(1.26%)
Total expenses	1.69%	1.67%	1.73%
Expenses before offsets	1.69%	1.67%	1.73%
Net expenses	1.64%	1.54%	1.58%
Portfolio turnover	71%	116%	88%
Net assets, ending (in thousands)	$105,151	$141,639	$102,508

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2004	2003	2002
Net asset value, beginning	$18.73	$15.07	$18.64
Income from investment operations
Net investment income (loss)	(.23)	(.39)	(.44)
Net realized and unrealized gain (loss)	2.74	4.05	(3.12)
Total from investment operations	2.51	3.66	(3.56)
Distributions from
Net realized gain	--	--	(.01)
Total distributions	--	--	(.01)
Total increase (decrease) in net asset value	2.51	3.66	(3.57)
Net asset value, ending	$21.24	$18.73	$15.07

Total return*	13.40%	24.29%	(19.11%)
Ratios to average net assets:
Net investment income (loss)	(2.28%) (a)	(2.45%)	(2.38%)
Total expenses	2.60% (a)	2.79%	2.65%
Expenses before offsets	2.60% (a)	2.79%	2.65%
Net expenses	2.59% (a)	2.78%	2.64%
Portfolio turnover	82%	170%	93%
Net assets, ending (in thousands)	$17,947	$15,152	$11,534

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2001	2000	1999
Net asset value, beginning	$35.47	$25.46	$25.28
Income from investment operations
Net investment income (loss)	(.24)	(.52)	(.41)
Net realized and unrealized gain (loss)	(11.35)	11.04	4.07
Total from investment operations	(11.59)	10.52	3.66
Distributions from
Net realized gain	(5.24)	(.51)	(3.48)
Total distributions	(5.24)	(.51)	(3.48)
Total increase (decrease) in net asset value	(16.83)	10.01	.18
Net asset value, ending	$18.64	$35.47	$25.46

Total return*	(37.12%)	41.84%	13.85%
Ratios to average net assets:
Net investment income (loss)	(2.04%)	(1.88%)	(2.11%)
Total expenses	2.56%	2.49%	2.67%
Expenses before offsets	2.56%	2.49%	2.67%
Net expenses	2.50%	2.30%	2.42%
Portfolio turnover	71%	116%	88%
Net assets, ending (in thousands)	$13,914	$16,435	$9,445

Financial Highlights

		Periods Ended
	March 31,	September 30	September 30,
Class C Shares	2004	2003	2002
Net asset value, beginning	$18.15	$14.59	$18.02
Income from investment operations
Net investment income (loss)	(.22)	(.37)	(.42)
Net realized and unrealized gain (loss)	2.66	3.93	(3.00)
Total from investment operations	2.44	3.56	(3.42)
Distributions from
Net realized gain	--	--	(.01)
Total distributions	--	--	(.01)
Total increase (decrease) in net asset value	2.44	3.56	(3.43)
Net asset value, ending	$20.59	$18.15	$14.59

Total return*	13.44%	24.40%	(18.99%)
Ratios to average net assets:
Net investment income (loss)	(2.23%) (a)	(2.35%)	(2.32%)
Total expenses	2.54% (a)	2.69%	2.59%
Expenses before offsets	2.54% (a)	2.69%	2.59%
Net expenses	2.54% (a)	2.68%	2.58%
Portfolio turnover	82%	170%	93%
Net assets, ending (in thousands)	$13,345	$10,896	$8,365

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2001	2000	1999
Net asset value, beginning	$34.48	$24.76	$24.63
Income from investment operations
Net investment income (loss)	(.22)	(.50)	(.51)
Net realized and unrealized gain	(11.00)	10.73	4.12
Total from investment operations	(11.22)	10.23	3.61
Distributions from
Net realized gain	(5.24)	(.51)	(3.48)
Total distributions	(5.24)	(.51)	(3.48)
Total increase (decrease) in net asset value	(16.46)	9.72	.13
Net asset value, ending	$18.02	$34.48	$24.76

Total return*	(37.11%)	41.91%	14.02%
Ratios to average net assets:
Net investment income (loss)	(1.98%)	(1.87%)	(2.04%)
Total expenses	2.49%	2.47%	2.56%
Expenses before offsets	2.49%	2.47%	2.56%
Net expenses	2.44%	2.29%	2.35%
Portfolio turnover	71%	116%	88%
Net assets, ending (in thousands)	$9,757	$13,769	$9,021

Financial Highlights

		Periods Ended
	March 31,	September 30,	January 18,
Class I Shares	2004	2003###	2002##
Net asset value, beginning	$19.88	$18.79	$20.84
Income from investment operations
Net investment income (loss)	(.06)	(.03)	(.05)
Net realized and unrealized gain (loss)	2.92	1.12	4.20
Total from investment operations	2.86	1.09	4.15
Distributions from
Net realized gain	--	--	(.01)
Total distributions	--	--	(.01)
Total increase (decrease) in net asset value	2.86	1.09	4.14
Net asset value, ending	$22.74	$19.88	$24.98

Total return*	14.39%	5.80%	19.92%
Ratios to average net assets:
Net investment income (loss)	(0.55%) (a)	(0.50%) (a)	(0.64%) (a)
Total expenses	1.19% (a)	1.23% (a)	1,316.21%(a)
Expenses before offsets	.87% (a)	.87% (a)	.80% (a)
Net expenses	.86% (a)	.86% (a)	.80% (a)
Portfolio turnover	82%	66%	9%
Net assets, ending (in thousands)	$717	$529	$0

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2001	2000	1999#
Net asset value, beginning	$36.84	$25.99	$26.18
Income from investment operations
Net investment income (loss)	(.23)	(.12)	(.08)
Net realized and unrealized gain (loss)	(10.53)	11.48	(.11)
Total from investment operations	(10.76)	11.36	(.19)
Distributions from
Net realized gain	(5.24)	(.51)	--
Total distributions	(5.24)	(.51)	--
Total increase (decrease) in net asset value	(16.00)	10.85	(.19)
Net asset value, ending	$20.84	$36.84	$25.99

Total return*	(34.61%)	44.25%	(.73%)
Ratios to average net assets:
Net investment income (loss)	(0.67%)	(0.39%)	(.50%) (a)
Total expenses	33.47%	1.20%	1.24% (a)
Expenses before offsets	2.19%	.86%	.85% (a)
Net expenses	.80%	.80%	.80% (a)
Portfolio turnover	71%	116%	88%
Net assets, ending (in thousands)	$1	$108	$2,547

(a)      Annualized

*        Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#        From March 1, 1999 inception.

##  The last remaining shareholder in Class I redeemed on January 18, 2002.

###  Class I shares resumed upon shareholder investment on June 3, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting Disclosure

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund's Statement of Additional Information.  The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745,  by visiting the Calvert website at www.calvert.com;  or by visiting the SEC's website at www.sec.gov.

Calvert Capital Accumulation Fund

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o BFDS

330 West 9th Street

Kansas City, MO 64105

Web Site

http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt

Money Market Funds

CTFR Money Market Portfolio

Taxable

Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Fund

California Limited-Term Municipal Fund

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund

Calvert Social Index Fund

printed on recycled paper using soy-based inks


Item 2.  Code of Ethics.

            Not applicable.

Item 3.  Audit Committee Financial Expert.

            Not applicable.

Item 4.  Principal Accountant Fees and Services.

         Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

On March 3, 2004, the Board of Directors adopted procedures by which shareholders may recommend nominees to the Board.  Prior to this date, the Board did not have a formal policy for the consideration of shareholder nominees or a procedure by which shareholders may make recommendations.  The procedures provide that, if the Board determines that a Director vacancy exists or is likely to exist on the Board, the independent Directors consider any candidates for vacancies on the Board from any shareholder of the Fund who has held his or her shares for at least five years.   Shareholders of the Fund who wish to nominate a candidate to the Board of a Fund must submit the recommendation in writing to the Board to the attention of the Fund's Secretary at 4550 Montgomery Avenue, Bethesda MD 20814.  The recommendation must include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a "Disinterested Director"  -- i.e., not an "interested person" of a Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.

Item 10.  Controls and Procedures.

(a)      The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)      There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)  Not applicable for semi-annual reports.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)  Not applicable.

(b)      A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:     /s/  Barbara Krumsiek

         Barbara Krumsiek

         President -- Principal Executive Officer

Date: June 3, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         /s/  Barbara Krumsiek

         Barbara Krumsiek

         President -- Principal Executive Officer

Date: June 3, 2004

         /s/  Ronald Wolfsheimer

          Ronald Wolfsheimer

         Treasurer -- Principal Financial Officer

Date: June 7, 2004